EXHIBIT     DESCRIPTION

EX-99.a1 Amended and Restated Articles of Incorporation of American Century Quantitative Equity Funds dated March 1, 1999 (filed as part of Post-Effective No. 26 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19594, filed on March 31, 1999, and incorporated herein by reference).

EX-99.a2 Amendment to the Articles of Incorporation (to be filed by amendment).

EX-99.b Amended and Restated Bylaws dated March 9, 1998 (filed as a part of Post-Effective Amendment No. 21 to the Registration Statement on Form N1-A of the Registrant, File No. 33-19589, filed on April 15, 1998, and incorporated herein by reference).

EX-99.d1 Investor Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2 Amendment to the Investor Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated March 31, 1998 (filed as Exhibit 5b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3 Amendment to the Investor Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No 2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4 Amendment No. 1 to the Investor Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc. dated September 16, 2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5 Advisor Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as Exhibit 5b of Post-Effective Amendment No. 9 to the Registration Statement on Form N1-A of for American Century Investment Trust, File No. 33-65170, filed on July 1, 1998, and incorporated herein by reference).

EX-99.d6 Institutional Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as an Exhibit of Post-Effective Amendment No. 20 to the Registration Statement on Form N1-A of the Registrant, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d7 Amendment to the Institutional Class Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on April 27, 2000, and incorporated herein by reference).

EX-99.d8 C Class Management Agreement between American Century Target Maturities Trust, American Century Government Income Trust, American Century Investment Trust, American Century Quantitative Equity Funds, American Century Municipal Trust and American Century Investment Management, Inc. dated _________ (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc. dated March 13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement by and between Commerce Bank N.A. and Twentieth Century Services, Inc dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated hereby by reference).

EX-99.g2 Global Custody Agreement between American Century Investments and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century Investments and The Chase Manhattan Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2 Amendment to the Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation dated March 9, 1998 (filed as Exhibit b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3 Amendment No. 1 to the Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4 Amendment No. 2 to the Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation dated November 20, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent, dated as of December 21, 2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference). EX-99.i Opinion and Consent of Counsel (filed as Exhibit i of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on March 31, 1999, and incorporated herein by reference).

EX-99.j1 Consent of PricewaterhouseCoopers LLP (filed as Exhibit j1 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on April 27, 2000, and incorporated herein by reference).

EX-99.j2 Consent of KPMG Peat Marwick LLP, independent auditors (filed as Exhibit b11b to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589, filed on April 30, 1998 and incorporated herein by reference).

EX-99.j3    Power of Attorney dated September 16, 2000.

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as Exhibit m1 of Post-Effective Amendment No. 32 to the Registration Statement on Form N1-A for American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Quantitative Equity Funds (Advisor Class) dated June 29, 1998 (filed as Exhibit m2 of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3 Master Distribution and Individual Shareholder Services Plan of American Century Government Income Trust, American Century California Tax-Free and Municipal Funds, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds (C Class) dated ___________ (to be filed by amendment).

EX-99.n Amended and Restated Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated __________ (to be filed by amendment).

EX-99.p American Century Investments Code of Ethics (filed as Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).